UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 14, 2004

COCA-COLA ENTERPRISES INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	01-09300 (Commission File No.)	58-0503352 (IRS Employer Identification No.)

2500 Windy Ridge Parkway, Atlanta, Georgia 30339
(Address of principal executive offices, including zip code)

(770) 989-3000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Precommencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Precommencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Exhibit Index Page 4

Item 5.02.  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

                (d)    On December 14, 2004, the Board of Directors of the Company elected Summerfield ("Skeeter") K. Johnston, III as a director to fill the vacancy created by the December 12, 2004 resignation of Summerfield K. Johnston, Jr.  Skeeter Johnston was elected for a term expiring at the 2005 Annual Meeting of Shareowners.  Mr. Johnston will serve on the Finance and Public Issues Review Committees.

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

               Effective December 15, 2004, the Board of Directors of the Company amended the company's Bylaws to designate a new Finance Committee to replace the existing Capital Projects Review Committee and the Retirement Plan Review Committee.

Item 9.01.  Financial Statements and Exhibits.

Exhibit Number	Description
3	By laws of Coca-Cola Enterprises Inc., effective December 15, 2004.
99	Press release dated December 14, 2004 announcing the election of Summerfield K. Johnston, III to the Company's Board of Directors.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COCA-COLA ENTERPRISES INC. (Registrant)

Date: December 17, 2004	By: /S/ E. LISTON BISHOP III E. Liston Bishop III Vice President, Secretary, and Deputy General Counsel

EXHIBIT INDEX

Exhibit Number	Description
3	By laws of Coca-Cola Enterprises Inc., effective December 15, 2004.
99	Press release dated December 14, 2004 announcing the election of Summerfield K. Johnston, III to the Company's Board of Directors.